SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    September 29, 2000


                                  BARNETT INC.
             (Exact name of registrant as specified in its charter)


        Delaware                          0-21728                59-1380437
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                    File No.)           Identification No.)


3333 Lenox Avenue
Jacksonville, Florida                                            32254
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number including area code:   (904) 384-6530


          (Former name or former address, if changed since last report)




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Item 1.  Changes in Control of Registrant.

         On September 29, 2000, Barnett Inc. completed its merger with a wholly-owned subsidiary of Wilmar Industries, Inc. As a result of the merger, Barnett is a wholly-owned subsidiary of Wilmar, and Barnett's stockholders are entitled to receive $13.15 cash for each share of Barnett common stock they owned immediately before the merger.

         The merger is described in the definitive proxy statement Barnett filed with the Securities and Exchange Commission on August 28, 2000 in connection with the merger.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BARNETT INC.


September 29, 2000                     By:    /s/ Andrea M. Luiga
                                          --------------------------------------
                                             Andrea M. Luiga
                                             Vice President-Finance and Chief
                                                 Financial Officer